Exhibit 10.32

AMENDMENT NO. 5

AMENDMENT NO. 5 (this “Agreement”) dated as of August 8, 2017 relating to the Credit Agreement dated as of February 2, 2015 (as amended by the Incremental Assumption Agreement and Amendment No. 1, dated May 19, 2015, the Incremental Assumption Agreement and Amendment No. 2, dated February 1, 2016, the Incremental Assumption Agreement and Amendment No. 3, dated May 27, 2016 and the Incremental Assumption Agreement and Amendment No. 4, dated January 19, 2017, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Agreement, the “Amended Credit Agreement”) among PRESIDIO HOLDINGS INC. (“Holdings”), PRESIDIO IS LLC (as successor to Presidio IS Corp.) (“Intermediate Holdings”), PRESIDIO LLC (as successor of Presidio, Inc.) and PRESIDIO NETWORKED SOLUTIONS LLC (as successor of Presidio Networked Solutions, Inc.), as borrowers (collectively, the “Borrowers”), certain subsidiaries of Holdings, as Subsidiary Loan Parties, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

RECITALS:

WHEREAS, pursuant to Section 9.08 of the Credit Agreement, Holdings, the Borrowers, the Administrative Agent and the Required Lenders may amend the Credit Agreement pursuant to an agreement in writing; and

WHEREAS, each existing Lender that executes and delivers a consent in the form attached hereto as Annex I (each, a “Consent”) shall be deemed to have agreed to this Agreement and to the amendments to the Credit Agreement set forth herein; and

WHEREAS, Holdings, the Borrowers and the existing Lenders that execute and deliver a Consent agree that, immediately upon the effectiveness of this Agreement upon occurrence of the Fifth Amendment Effective Date, they shall be deemed to have consented to the amendments set forth in this Agreement without further action.

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to Credit Agreement. Section 5.04 of the Credit Agreement is hereby amended by adding the following two paragraphs at the end thereof as follows:

“Notwithstanding anything herein to the contrary, Holdings and the Borrowers may satisfy its obligations under clauses (a), (b) and (d) of this Section 5.04 by furnishing such information relating to Presidio, Inc. or any other direct or indirect parent of Holdings; provided that any financial statements delivered by such parent shall be accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent and any of its subsidiaries other than Holdings and its Subsidiaries, on the one hand, and the information relating to Holdings and its Subsidiaries on a standalone basis, on the other hand.

Notwithstanding anything herein to the contrary, Holdings and the Borrowers will be deemed to have furnished the information referred to in clauses (a), (b) and (d) of this Section 5.04 to the Administrative Agent and the Lenders if Holdings (or Presidio, Inc. or any other direct or indirect parent of Holdings, in accordance with the paragraph above) has (i) filed such information with the SEC via the EDGAR filing system or (ii) posted such information on the website of Holdings (or that of any of Presidio, Inc. or any other direct or indirect parent of Holdings), and in the case of this clause (ii), written notice of such posting has been delivered to the Administrative Agent; provided that: (A) the Borrowers shall deliver such documents to the Administrative Agent upon its reasonable request and (B) the Borrowers shall provide the Administrative Agent, upon its reasonable request, by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or maintain paper copies of the documents referred to above, and each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.”

SECTION 3. Representations of the Borrowers. The Borrowers represent and warrant that:

(a)     the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)     no Event of Default or Default was continuing on and as of the Fifth Amendment Effective Date after giving effect hereto.

SECTION 4. Conditions. This Agreement shall become effective as of the first date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)     the Administrative Agent (or its counsel) shall have received from Holdings, the Borrowers, each other Loan Party, and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party, (ii) Consents, duly executed and delivered by the existing Lenders which shall in the aggregate represent at least the Required Lenders, or (iii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement;

(b)     the representations and warranties set forth in Section 3 above shall be true and correct as of the date hereof;

(c)     the Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and executed by a Responsible Officer of the Borrowers, confirming the accuracy of the representations and warranties set forth in Section 3 above;

(d)     any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP) owing by the Borrowers to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full.

SECTION 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any principle of conflicts of law that could require the application of any other law.

SECTION 6. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as increased hereby.

SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 8. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Amendment No. 5]

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By: ______________________

Name: DOREEN BARR

Title: AUTHORIZED SIGNATORY

By: ______________________

Name: Lea Baerlocher

Title: Authorized Signatory

[Signature Page to Amendment No. 5]

Annex I

CONSENT

August __, 2017

This Consent (this “Consent”) is in respect of the Amendment No. 5, to be dated on or around August 8, 2017 (the “Agreement”), which will amend that certain Credit Agreement dated as of February 2, 2015 (as amended by the Incremental Assumption Agreement and Amendment No. 1, dated May 19, 2015, the Incremental Assumption Agreement and Amendment No. 2, dated February 1, 2016, the Incremental Assumption Agreement and Amendment No. 3, dated May 27, 2016 and the Incremental Assumption Agreement and Amendment No. 4, dated January 19, 2017, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Agreement, the “Amended Credit Agreement”) among PRESIDIO HOLDINGS INC. (“Holdings”), PRESIDIO IS LLC (as successor to Presidio IS Corp.) (“Intermediate Holdings”), PRESIDIO LLC (as successor of Presidio, Inc.) and PRESIDIO NETWORKED SOLUTIONS LLC (as successor of Presidio Networked Solutions, Inc.), as borrowers (collectively, the “Borrowers”), certain subsidiaries of Holdings, as Subsidiary Loan Parties, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Agreement or the Credit Agreement, as applicable.

Each undersigned Lender hereby consents to the provisions of the Agreement and to the amendments to the Credit Agreement as set forth therein.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered by its proper and duly authorized officer(s).

[NAME OF INSTITUTION]

By: ______________________________________
Name:
Title:

If a second signature is necessary:

By: ______________________________________
Name:
Title:

Name of Fund Manager (if any): _______________________

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